UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  February 28, 2018

Item 1. Report to Stockholders.

Green Square Tax Exempt High Income Fund

Institutional Class Shares — GSTAX

Semi-Annual Report

www.greensquarefunds.com	February 28, 2018

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Dear Investor,

We are pleased to present you with our first Semi-Annual shareholder report for the six-month period ended February 28, 2018. Since the inception of the Fund on September 15, 2017, we have accomplished the initial goals that we established prior to the launch. In general, the launch and the ramp-up period have proceeded smoothly and according to plan, and strong performance has followed.

Initial Operations Have Run Smoothly

In the first three months of operations, we received initial capital of about $55 million dollars, as anticipated, allowing us to purchase meaningful positions for the portfolio that we believe will be held long term. We invested the capital in 23 tax-exempt positions. Focusing on project revenue bonds, the selections included senior health care, charter schools, universities, a recycling plant, Master Settlement Tobacco Bonds, a specialty pipe manufacturing facility, a mixed-use development, and Virgin Island Rum bonds.  Our goal is to construct a geographically and sector-diverse portfolio that has a low correlation to other asset classes, and we believe that we are off to a strong start.

We chose to purchase larger positions immediately, as opposed to many smaller positions, believing that this strategy would help to stabilize the Fund more quickly, avoid turnover as the Fund grows, and lead to stronger performance. With the exception of one position that we believe has tremendous potential, the so-called Virgin Island Rum bonds that experienced considerable volatility in November but have since rebounded, this strategy has worked exceptionally well. Likewise, we have avoided any major glitches operationally that might otherwise be associated with a new fund. In many ways, GSTAX has seasoned beyond its short life, and we are excited about its potential as it takes hold and begins to meaningfully grow.

Performance Is Off to A Strong Start

We are also pleased with performance during the period. GSTAX, the institutional share class that you own, returned 2.91%, compared to the Bloomberg Barclays’ High Yield Municipal Bond Index of 0.57%, and to the Morningstar peer group average of -0.05%.  Additionally, the Fund’s distribution yield at the end of the period was 5.84% as compared to Morningstar peer group average of 3.79%.

We believe that the performance, distribution yield, and stability in the NAV are a direct result of the credit selection made for the portfolio. Green Square prides itself on its ability to choose the proper credits that have the potential to generate income and capital appreciation over time. Equally important is our ability to avoid many of the pitfalls that lie in the below-investment-grade universe. The ability to successfully navigate in this universe is the value we seek to add to the challenge of finding yield in an otherwise low-yield environment.

The Fund is fully invested and we are pleased with the distribution yield GSTAX has generated, which stands well above its peer group.  Again, the first six months is a small sample size, but the Fund is experiencing a strong start.

Macro Economic Events Continue to Swirl

This six-month period has seen more than its fair share of events, ranging from wild swings in the equity markets, an historic tax reform bill, an increase in short term rates, a turnover in the Federal Reserve ranks, nuclear threats, Washington scandals and the continuing imbroglio that is Washington politics. Throughout all of this, the tax-exempt market and GSTAX has remained stable and remarkably resilient. In December, despite considerable fanfare surrounding the abolishment of the tax-exemption of the so-called private activity bonds (a key part of the Fund), nothing materialized, and our business and GSTAX has continued unabated. Likewise, the Fund has been largely immunized from the rise in short term rates because we invest in long term bonds, where there has been more demand than supply as investors continue to search for meaningful yield. This, in turn, has continued to bolster prices in our market. Generally, we expect project revenue bonds, the focus of the Fund, to provide a buffer against rising rates. We base this upon the rationale that to the degree a rising rate environment equates to a stronger economy, our projects may be the beneficiaries of that stronger economy, which in turn can lead to stronger operations, stronger profits and balance sheets, and better credit fundamentals – in effect becoming more desirable to own, despite rising rates.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additionally, much of this resilience can be traced to the low correlation that our market and the projects in which we invest have with any of these events. For example, an assisted living facility in Florida is truly not influenced by the aforementioned events, and the operations generally will continue day in and day out, regardless of what Washington is doing or not doing, whether or not the Fed is raising short-term rates, or the gyrations experienced in the equity markets. Our projects generally are tangible bricks and mortar projects that have a life of their own and continue to operate regardless of other events.

Smooth Sailing for 2018

Although we recognize that any given event could have an adverse impact on our market, we believe that the horizon is mainly clear as we peer forward towards the end of 2018. Incorporated in this forecast is the belief that gross domestic product, inflation, and Treasury rates will remain in a fairly narrow band, albeit with a modest upward trend, and that the Fed will raise rates 2-3 times this year, though in modest and transparent increments. We believe that our market will rationally absorb these increases without great volatility. We also believe that investors’ search for yield and the long term supply/demand imbalance that we observe in our market should continue to drive prices higher in our asset class and in the Fund. Our job will be to continue to select the proper credits for the Fund, and if executed properly, we believe the Fund should continue to generate an attractive stream of tax-free income as well as modest capital appreciation.  Overall, we continue to believe that our asset class holds the some of the best potential value – income and capital appreciation – of any fixed income asset class.

GSTAX is an important part of our practice, and we thank you for your trust in us. Green Square’s four cornerstones – seeking value, proprietary research, transparency, and accessibility – remain firmly in place as GSTAX gets underway. We appreciate the opportunity to serve your investment needs today and over the long term.

Sincerely,

Timothy Pynchon, CFA
Portfolio Manager

Must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investments in larger companies are subject to the risk that they are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. ETNs are subject to the credit risk of the issuer. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds. This Index cannot be invested in directly.

Investment grade is a quality designation used by rating agencies for bonds that have little risk of default.

Distribution yield is the most recent distribution per share (annualized) divided by the respective price per share.

Morningstar High Yield Muni Bond Category Average represents an average of all of the funds in the Morningstar High Yield Muni Bond Category.

Green Square Capital Asset Management, LLC is the Investment Adviser to the Green Square Tax Exempt High Income Fund, which is distributed by Quasar Distributors, LLC.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) — February 28, 2018

Since Inception
Institutional Class(1)	2.91%
Bloomberg Barclays High Yield Municipal Bond Index(2)	0.57%

(1)	The Institutional Class shares commenced operations on September 15, 2017.
(2)
The Bloomberg Barclays High Yield Municipal Bond Index covers the high yield portion of the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. This Index cannot be invested in directly.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Allocation of Portfolio(1) (Unaudited)
As of February 28, 2018
(% of Net Assets)

Top Ten Holdings(1)(2) (Unaudited)
As of February 28, 2018
(% of Net Assets)

Virgin Islands Public Finance Authority, Series A, 5.000%, 10/01/2029	6.3%
Kountze Economic Development Corp., 15.000%, 11/01/2027	5.5%
Capital Trust Agency, Inc., 10.000%, 11/01/2020	5.5%
New Jersey Economic Development Authority, Series C, 8.000%, 09/01/2019	5.3%
Lake County Florida, Series A1, 7.125%, 01/01/2052	4.6%
Anderson, Indiana Economic Development, 6.000%, 10/01/2042	4.1%
South Carolina Jobs-Economic Development Authority, 6.250%, 02/01/2045	4.1%
Iowa Finance Authority, 5.750% 09/01/2043	4.0%
Wisconsin Public Finance Authority, Series B, 7.125%, 06/01/2041	4.0%
Collier County, Florida Industrial Development Authority, Series A, 8.125%, 05/15/2044	3.9%

(1)	Fund holdings and allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-Term Investment is not included.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Expense Example (Unaudited)
February 28, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 15, 2017 — February 28, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(9/15/2017)	(2/28/2018)	(9/15/2017 to 2/28/2018)
Institutional Actual(2)	$1,000.00	$1,029.10	$3.33
Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$3.31

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period from inception through February 28, 2018 of 0.73%, multiplied by the average account value over the period, multiplied by 164/365 to reflect the period since inception.

(2)	Based on the actual return for the period from September 15, 2017 through February 28, 2018 of 2.91%.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

	Par	Value
MUNICIPAL BONDS — 90.1%

Alaska — 3.8%
Northern Tobacco Securitization Corp., Series A
5.000%, 06/01/2046	$2,200,000	$2,145,000

Arizona — 1.4%
Phoenix Industrial Development Authority, Series B
(Obligor: Gourmet Boutique West, LLC) (a)
5.875%, 11/01/2037	1,000,000	815,480

California — 3.3%
California Pollution Control Financing Authority
(Obligor: Calplant I, LLC) (a)
8.000%, 07/01/2039	1,880,000	1,882,106

Colorado — 2.1%
Sheridan Station West Metropolitan District
6.000%, 12/01/2047	1,200,000	1,183,488

Florida — 18.0%
Capital Trust Agency, Inc.
(Obligor: Voans SW Florida Healthcare, Inc.)
10.000%, 11/01/2020	3,000,000	3,096,600
Capital Trust Agency, Inc., Series A
(Obligor: Tuscan Gardens of Palm Coast Obligated Group, LLC)
7.000%, 10/01/2049	150,000	145,540
Collier County, Florida Industrial Development Authority, Series A
(Obligor: The Arlington of Naples, Inc.)
8.125%, 05/15/2044	2,000,000	2,216,060
Florida Development Finance Corp., Series A
(Obligor: Tuscan Isle ChampionsGate Obligated Group, LLC)
6.375%, 06/01/2036	150,000	149,741
6.375%, 06/01/2046	520,000	510,255
Lake County Florida, Series A1
(Obligor: Village Veranda at Lady Lake Obligated Group, LLC)
7.125%, 01/01/2052	2,700,000	2,601,396
Lee County Florida Industrial Development Authority, Series A
(Obligor: VOA Lee County Health Care)
5.625%, 12/01/2037	500,000	508,395
5.750%, 12/01/2052	1,000,000	1,014,050
		10,242,037
Georgia — 3.8%
Canton Housing Authority, Series A
(Obligor: Provident Group — Canton Cove Properties, LLC)
6.500%, 07/01/2051	2,175,000	2,151,945

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2018

	Par	Value
MUNICIPAL BONDS — 90.1%(Continued)

Illinois — 3.1%
Illinois Finance Authority, Series A
(Obligor: Park Place of Elmhurst Obligated Group)
6.200%, 05/15/2030	$427,250	$425,832
Illinois Finance Authority, Series B
(Obligor: 2017 IAVF Windy City Obligated Group, LLC)
5.500%, 12/01/2052	1,350,000	1,333,381
		1,759,213
Indiana — 4.1%
Anderson, Indiana Economic Development
(Obligor: Anderson University)
6.000%, 10/01/2042	2,235,000	2,335,731

Iowa — 4.0%
Iowa Finance Authority (Obligor: Sunrise Manor)
5.750%, 09/01/2043	2,200,000	2,250,446

New Jersey — 5.3%
New Jersey Economic Development Authority, Series C
(Obligor: The Kintock Group of New Jersey, Inc.)
8.000%, 09/01/2019	3,000,000	2,997,900

New York — 0.7%
Westchester County Industrial Development Agency, Series A
(Obligor: Million Air Two, LLC) (a)
7.000%, 06/01/2046	400,000	403,904

Ohio — 8.8%
Buckeye Tobacco Settlement Financing Authority, Series A-2
5.875%, 06/01/2047	2,300,000	2,199,398
Lake County Port & Economic Development Authority, Series A
(Obligor: Tapestry Wickliffe, LLC)
6.500%, 12/01/2037	550,000	570,009
6.750%, 12/01/2052	2,100,000	2,203,656
		4,973,063
South Carolina — 7.8%
South Carolina Jobs-Economic Development Authority
(Obligor: Repower South Berkeley, LLC) (a)
6.250%, 02/01/2045	2,300,000	2,328,037
South Carolina Jobs-Economic Development Authority, Series A
(Obligor: CR River Park, LLC)
7.750%, 10/01/2057	2,200,000	2,123,946
		4,451,983

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2018

	Par	Value
MUNICIPAL BONDS — 90.1%(Continued)

Texas — 10.1%
Kountze Economic Development Corp.
(Obligor: Allegiant Industrial, LLC)
15.000%, 11/01/2027	$3,150,000	$3,148,016
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: Buckingham Senior Living Community, Inc.)
5.750%, 11/15/2037	2,275,000	2,214,667
Woodloch Health Facilities Development Corp., Series A1
(Obligor: Senior Care Living VII, LLC)
6.750%, 12/01/2051	375,000	389,231
		5,751,914
Virgin Islands — 7.4%
Virgin Islands Public Finance Authority, Series A
5.000%, 10/01/2029	5,130,000	3,578,175
5.000%, 10/01/2032	855,000	594,225
		4,172,400
Washington — 2.4%
Washington State Housing Finance Commission, Series A
(Obligor: Heron’s Key Obligated Group)
7.000%, 07/01/2045	1,150,000	1,229,212
7.000%, 07/01/2050	100,000	106,337
		1,335,549
Wisconsin — 4.0%
Wisconsin Public Finance Authority, Series B
(Obligor: Million Air Two Obligated Group, LLC) (a)
7.125%, 06/01/2041	2,280,000	2,249,653
Total Municipal Bonds
(Cost $50,682,735)		51,101,812

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 28, 2018

	Shares	Value
SHORT-TERM INVESTMENT — 8.8%
Dreyfus AMT-Free Tax Exempt Cash Management Fund,
Institutional Class, 0.88% (b)
Total Short-Term Investment
(Cost $5,007,101)	5,007,101	$5,007,101

Total Investments — 98.9%
(Cost $55,689,836)		56,108,913
Other Assets and Liabilities, Net — 1.1%		643,096
Total Net Assets — 100.0%		$56,752,009

(a)	Security subject to the Alternative Minimum Tax (“AMT”). As of February 28, 2018, the total value of securities subject to the AMT was $7,679,180 or 13.5% of net assets.
(b)	The rate shown is the annualized seven day effective yield as of February 28, 2018.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Assets and Liabilities (Unaudited)
February 28, 2018

ASSETS:
Investments, at value (Cost: $55,689,836)	$56,108,913
Interest receivable	1,048,130
Receivable for capital shares sold	715,661
Prepaid expenses	14,614
Total Assets	57,887,318

LIABILITIES:
Payable for distributions to shareholders	6,191
Payable to investment adviser	13,405
Payable for capital shares redeemed	1,086,797
Payable for compliance fees	1,988
Payable for fund administration & accounting fees	12,891
Payable for transfer agent fees & expenses	3,014
Accrued expenses	11,023
Total Liabilities	1,135,309

NET ASSETS	$56,752,009

NET ASSETS CONSIST OF:
Paid-in capital	$56,362,285
Accumulated undistributed net realized loss on investments	(29,353)
Net unrealized appreciation of investments	419,077
Net assets	$56,752,009

Shares issued and outstanding(1)	5,663,078
Net asset value, redemption price and offering price per share	$10.02

(1)	Unlimited shares authorized, without par value.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statement of Operations (Unaudited)
For the Period Inception Through February 28, 2018(1)

INVESTMENT INCOME:
Interest income	$1,294,284
Total investment income	1,294,284

EXPENSES:
Investment adviser fees (See Note 4)	104,010
Fund administration & accounting fees (See Note 4)	40,576
Transfer agent fees (See Note 4)	18,908
Federal & state registration fees	14,796
Audit fees	9,528
Compliance fees (See Note 4)	5,514
Legal fees	4,310
Trustee fees (See Note 4)	4,310
Custody fees (See Note 4)	3,328
Postage & printing fees	2,436
Other expenses	2,234
Total expenses before interest expense	209,950
Interest expense (See Note 8)	98
Total expenses before waiver	210,048
Less: waiver from investment adviser (See Note 4)	(71,900)

Net expenses	138,148

NET INVESTMENT INCOME	1,156,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(29,353)
Net change in unrealized appreciation of investments	419,077
Net realized and unrealized gain on investments	389,724

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,545,860

(1)	Inception date of the Fund was September 15, 2017.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Statements of Changes in Net Assets

For the Period
Inception(1) through
February 28, 2018
OPERATIONS:
Net investment income	$1,156,136
Net realized loss on investments	(29,353)
Net change in unrealized appreciation on investments	419,077
Net increase in net assets resulting from operations	1,545,860

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,564,802
Proceeds from reinvestment of distributions	1,143,249
Payments for shares redeemed	(7,345,766)
Net increase in net assets resulting from capital share transactions	56,362,285

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,156,136)
From net realized gains	—
Total distributions to shareholders	(1,156,136)

TOTAL INCREASE IN NET ASSETS	56,752,009

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $0)	$56,752,009

(1)	Inception date of the Fund was September 15, 2017.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Financial Highlights

For a Fund share outstanding throughout the period.

Institutional Class
For the Period
Inception(1) through
February 28, 2018
(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.29

Less distributions from:
Net investment income	(0.27)
Net realized gains	—
Total distributions	(0.27)
Net asset value, end of period	$10.02

TOTAL RETURN(2)	2.91%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$56,752
Ratio of expenses to average net assets:
Before expense waiver(3)	1.11%
After expense waiver(3)	0.73%
Ratio of net investment income to average net assets:
After expense waiver(3)	6.11%
Portfolio turnover rate(2)	31%

(1)	Inception date of the Fund was September 15, 2017.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited)
February 28, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Green Square Tax Exempt High Income Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to provide current income exempt from regular federal income tax.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund commenced operations on September 15, 2017. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Green Square Asset Management, LLC (“the Adviser”). The Fund currently offers one share class, the Institutional Class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended February 28, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended February 28, 2018, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will declare and pay daily distributions of net investment income. The Fund will also distribute net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income and expense or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2018

Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities — Municipal bonds are valued on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuer, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in the Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2018:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$51,101,812	$—	$51,101,812
Short-Term Investment	5,007,101	—	—	5,007,101
Total Investments	$5,007,101	$51,101,812	$—	$56,108,913

Transfers between Levels are recognized at the end of the reporting period.  During the period ended February 28, 2018, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) for the Fund do not exceed 0.73% of the Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite, and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
September 2020 — February 2021	$71,900

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and Chief Compliance Officer services for the period ended February 28, 2018 are disclosed in the Statements of Operations.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2018

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period
Inception(1) Through
February 28, 2018
Shares sold	6,282,400
Shares issued to holders in reinvestment of distributions	114,369
Shares redeemed	(733,691)
Net increase in shares	5,663,078

(1)	Inception date of the Fund was September 15, 2017.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended February 28, 2018, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$ —	$ —	$61,773,156	$11,075,266

7.  FEDERAL TAX INFORMATION

For the period ended February 28, 2018, the Fund paid the following distributions to shareholders:

Ordinary	Long-Term
Income*	Capital Gains	Total
$1,156,136	$ —	$1,156,136

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $10,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed on July 26, 2018. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions. The LOC is with the Custodian. Interest is charged at the prime rate which was 4.50% as of February 28, 2018. The interest rate during the period was 4.25% – 4.50%. The Fund has authorized U.S. Bank N.A. to charge any of the fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 4.50%. For the period ended February 28, 2018, the Fund’s LOC activity was as follows:

		Amount
	Average	Outstanding as of	Interest	Maximum	Date of Maximum
LOC Agent	Borrowings	February 28, 2018	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$4,701	$ —	$98	$157,000	January 5, 2018

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Notes to the Financial Statements (Unaudited) – Continued
February 28, 2018

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2018, Charles Schwab & Co., Inc. for the benefit of its customers, owned 93.77% of the outstanding shares of the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited)
February 28, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Green Square Asset Management, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on August 15-16, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Green Square Asset Management, LLC (“Green Square” or the “Adviser”) regarding the Green Square Tax Exempt High Income Fund (the “ Fund”) (the “Advisory Agreement”) for an initial two-year term. The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Green Square and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Advisory Agreement (“Support Materials”). Before voting to approve the Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by Green Square with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Green Square, from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other benefits to Green Square resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Green Square’s presentation and information from Green Square and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Green Square as set forth in the Advisory Agreement, as the proposed agreement relates to the Fund, are fair and reasonable in light of the services that Green Square will perform, the investment advisory fees that Green Square will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Green Square will provide under the Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Green Square on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted that Green Square is well capitalized. The Trustees also considered Green Square’s assets under management.  The Trustees noted that Green Square manages an unregistered fund with an investment objective and investment strategies that are substantially similar to the Fund.  The Trustees also considered the experience of the portfolio manager that Green Square will utilize in managing the Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Green Square proposes to provide to the Fund under the Advisory Agreement.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited) – Continued
February 28, 2018

Cost of Advisory Services and Profitability.  The Trustees considered the proposed management fee that the Fund will pay to Green Square under the Advisory Agreement in the amount of 0.55% of the Fund’s average annual daily net assets.  They also considered Green Square’s profitability analysis (12 month pro-forma) for services that Green Square will render to the Fund.  In that regard, the Trustees noted that Green Square expects to waive a portion of its management fees during the first 12 months of the Fund’s operations.  The Trustees noted that Green Square manages an unregistered fund with investment strategies that are substantially similar to the Fund. The Trustees noted that the management fee charged to the unregistered fund is greater than the management fee to be charged by Green Square to the Fund. The Trustees also noted that Green Square has contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to waive its management fees and reimburse the Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 0.73% of the average daily net assets of the Fund.  The Trustees expected that Green Square’s service relationship with the Fund would yield a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund will bear relative to those of funds in the same Morningstar category.  The Trustees noted that the Fund’s proposed management fee of 0.55% was above the median and average of reported for the Morningstar peer group and in the fourth quartile of the peer group.  In connection with their review of the proposed management fee, the Board considered the research intensive nature of the Fund’s investment strategy, relative to other funds in the peer group.  They also noted that the projected total contractual expenses of the Fund’s Institutional Class was slightly higher than the peer group average and higher than the peer group median (after management fee waivers and fund expense reimbursements). The Trustees considered that the management fee and projected total expenses were both within the range of the benchmark category. The Trustees further took into account that the average net assets of the funds comprising the peer group were significantly higher than the projected assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Green Square’s proposed advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund does not contain breakpoints.  The Trustees took into account the fact that Green Square had agreed to consider breakpoints in the future in response to asset growth in the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by Green Square from its relationships with the Fund. The Trustees noted that Green Square will not use affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Green Square may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Green Square does not receive additional material benefits from its relationship with the Fund.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Additional Information (Unaudited) – Continued
February 28, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-914-7343.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-914-7343.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-914-7343, or (2) on the SEC’s website at www.sec.gov.

GREEN SQUARE TAX EXEMPT HIGH INCOME FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Green Square Asset Management, LLC
6075 Poplar Avenue, Suite 221
Memphis, TN 38119

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-914-7343.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 4, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    May 4, 2018

* Print the name and title of each signing officer under his or her signature.